Exhibit 10.37

AMENDMENT NO. 3 TO LOAN DOCUMENTS

Quality Gold, Inc., an Ohio corporation (“QGI”), MTM, Inc., a Delaware corporation (“MTM”), Gold Limited Liability Company, a California limited liability company (“Gold”), LogoArt LLC, a Kentucky limited liability company (“Logo”) (QGI, MTM, Gold, Logo, collectively, the “Borrowers”, and each individually, a “Borrower”). and PNC Bank, National Association (“Lender”) agree as follows effective as of February 24, 2021 (the “Effective Date”):

1.	Recitals.

1.1.	As of December 20, 2018, Borrowers and Lender entered into a Revolving Credit, Term Loan and Security Agreement (as amended, extended, modified, or restated, the “Credit Agreement”) pursuant to which Borrowers executed and delivered to Lender certain Other Documents. Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement, as amended. The Credit Agreement, the Other Documents, and all related loan and/or security documents related thereto are referred to herein as the “Loan Documents”.

1.2.	The Loan Documents were amended by Amendment No. 1 to Loan Documents dated as of October 1, 2019 and by Amendment No. 2 to Loan Documents dated as of September 29, 2020.

1.3.	The Loan Documents are further amended as set forth in this Amendment No. 3 to Loan Documents (this “Amendment”).

2.	Amendments.

2.1.	The LIBOR Replacement Rider attached to this Amendment as Exhibit A amends and restates the LIBOR Replacement Rider to the Credit Agreement.

2.2.	The LIBOR Replacement Addendum attached to this Amendment as Exhibit B amends and restates LIBOR Replacement Addendum to the Working Cash Rider.

2.3.	Section 1.2 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order:

“Amendment No. 3” means Amendment No. 3 to Loan Documents between Borrowers and Lender effective as the Amendment No. 3 Effective Date.”

“Amendment No. 3 Effective Date” shall mean February 24, 2021.

“BMO” shall mean Bank of Montreal.

“BMO Facility” shall mean the consignment line of credit extended to QGI and MTM by BMO pursuant to the BMO Facility Agreements.

“BMO Facility Agreement(s)” shall mean the Master Bullion Consignment Agreement dated as of the Amendment No. 3 Effective Date among QGI, MTM and BMO, together with all related pledges, guaranties, agreements, and other instruments, as each may be amended, restated, extended or supplemented in accordance with the terms of this Agreement and the Intercreditor Agreement.

“BMO Inventory” shall mean (i) all Precious Metal consigned to Borrowers pursuant to the BMO Facility Agreements, and (ii) all Inventory which contains Precious Metals and which is tracked by weight in Borrowers' records, including in Borrowers' perpetual inventory system.

“BMO Settlement Accounts” shall mean the accounts of Borrowers at BMO for the settlement of trades.

2.4.	The following definition in Section 1.2 of the Credit Agreement is amended and restated as follows:

“Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement dated as of the Amendment No. 3 Effective Date among Lender, HSBC, BMO, Borrowers and Guarantors, as it may be further amended, restated or supplemented.

2.5.	Clause (e) of the definition of Debt Payments in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(e) payments with respect to any other Indebtedness for borrowed money, other than principal payments with respect to the HSBC Facility, the BMO Facility, and Revolving Advances.”

2.6.	Clause (i) of the definition of Eligible Inventory in Section 1.2 of the Credit Agreement is hereby amended and restated by the following

“(i) is HSBC Inventory or BMO Inventory;”

2.7.	Clause (a) of the definition of Indebtedness in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(a) borrowed money (including the HSBC Facility, the BMO Facility, and Capitalized Lease Obligations);”

2.8.	Clause (h) of the definition of Permitted Encumbrances in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(h) Liens in favor of HSBC on the HSBC Inventory and Liens in favor of BMO on the BMO Inventory;”

2.9.	Clause (f) of the definition of Permitted Indebtedness in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(f) the HSBC Facility and the BMO Facility in an amount up to $115,000,000 in the aggregate outstanding at any time;”

2.10.	Clause (i) of the definition of Senior Funded Debt in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(i) the HSBC Facility and the BMO Facility,”

2.11.	Section 4.8(j) of the Credit Agreement is hereby amended and restated by the following:

“(j) Other than the HSBC Settlement Accounts and the BMO Settlement Accounts, all deposit and operating accounts (including all Depository Accounts), securities accounts and investment accounts of each Borrower and its Subsidiaries as of the Closing Date are set forth on Schedule 4.8(j). All accounts other than the Depository Accounts, the HSBC Settlement Accounts, and the BMO Settlement Accounts shall be closed within ninety (90) days after the Closing Date. The HSBC Settlement Accounts and the BMO Settlement Accounts may not be used as collection or operating accounts. No Borrower shall open any new deposit account, securities account or investment account unless Borrowers shall have given at least thirty (30) days prior written notice to Lender and Lender has consented in writing.”

2.12.	Section 7.18 of the Credit Agreement is hereby amended and restated by the following:

“7.18. HSBC Facility and BMO Facility. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of or in connection with the HSBC Facility or the BMO Facility, except as permitted in the Intercreditor Agreement.”

2.13.	Section 7.19 of the Credit Agreement is hereby amended and restated by the following:

“7.19. HSBC Facility Agreements and BMO Facility Agreements. Enter into any amendment, waiver or modification of the HSBC Facility Agreements or BMO Facility Agreements without providing prior written notice to Lender, together with a draft thereof”

2.14.	Clauses (a) and (b) of Section 9.5 of the Credit Agreement is hereby amended and restated by the following:

“(a) any Event of Default or Default, including any event of default under the HSBC Facility Agreements or the BMO Facility Agreements; (b) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the HSBC Facility Agreements or the BMO Facility Agreements;”

2.15.	Clause (ii) of Section 9.10 of the Credit Agreement is hereby amended and restated by the following:

“(ii) copies of all notices, reports, financial statements and other materials received or sent pursuant to the HSBC Facility Agreements or the BMO Facility Agreements;”

2.16.	Section 10.10 of the Credit Agreement is hereby amended and restated by the following:

“10.10. Consignment-Related Default. If (a) an event of default has occurred under any of the HSBC Facility Agreements or the BMO Facility Agreements, (b) HSBC or BMO ceases to make advances under the HSBC Facility or the BMO Facility, respectively, or decreases the advance rates under HSBC Facility or the BMO Facility, respectively, by agreement or otherwise, (c) HSBC or BMO makes a demand for repayment or issues a notice of termination under the HSBC Facility or the BMO Facility, respectively, (d) any material modification is made to the HSBC Facility or the BMO Facility, including any such modification that would amend the definition of Metals Payment or Section 2.4 or 3.7 of the HSBC Facility Agreement or Section 9.2(b) of the BMO Facility Agreement, (e) the HSBC Facility or BMO Facility is classified as Indebtedness on the balance sheet of Borrowers under GAAP, or (f) any Person party to the Intercreditor Agreement (other than Lender) breaches or violates, or attempts to terminate or challenge the validity of, such Intercreditor Agreement.”

3.	Representations, Warranties and Covenants. To induce Lender to enter into this Amendment, each Borrower represents, warrants, and covenants, as applicable, as follows:

3.1.	Representations and Warranties. The representations and warranties of Borrowers contained in the Loan Documents are deemed to have been made again on and as of the Effective Date, except to the extent that such representations and warranties were expressly limited to an earlier date.

3.2.	No Defaults. No Event of Default or Default exists on the Effective Date.

3.3.	No Claims. Each Borrower represents and warrants that it has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, existing as of the Effective Date (collectively, “Claims”) against Lender, its direct or indirect parent corporations or any direct or indirect Affiliates of such parent corporations, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Amendment, each Borrower on behalf of itself, and all of its respective successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown in existence as of the Effective Date, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents or the relationship between Borrowers and Lender.

3.4.	Authorization. The Person executing this Amendment for each Borrower is a duly elected officer or member of each Borrower or its sole member and is duly authorized by the board of directors or other governing authority of such Borrower to execute and deliver this Amendment on behalf of it. Each Borrower has the full right, power and authority to enter into this Amendment and the related documents and to perform its respective obligations hereunder.

3.5.	No Misrepresentations. No information or material submitted to Lender in connection with this Amendment contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

3.6.	No Conflicts. The execution and delivery of this Amendment and the related documents, and the performance by each Borrower of its respective obligations do not and will not conflict with any provision of law or the Organizational Documents of Borrowers or of any agreement binding upon Borrowers.

3.7.	Enforceability. This Amendment and each of the related documents is a valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms.

3.8.	Ratification. Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrowers. Each Borrower hereby reaffirms and re-grants to Lender a security interest in and lien upon all of the Collateral.

3.9.	Intercreditor Agreement. The Intercreditor Agreement is and remains in full force and effect, as amended and restated as of the Effective Date.

3.10.	Fees and Expenses. Borrowers will pay to Lender all reasonable attorneys' fees and expenses of Lender incurred in connection with this Amendment, and all related documentation. Such fees and expenses may be charged by Lender to Borrowers as a Revolving Advance or to any account of a Borrower with Lender.

3.11.	Original Documents. Borrowers will deliver or cause to be delivered to Lender a fully executed original of this Amendment, the Ratification hereto, a Loan Fee and Disbursement Authorization, and the Intercreditor Agreement within ten (10) days after the Effective Date.

3.12.	BMO Facility Agreements. Lender has received true, accurate and complete copies of the fully executed BMO Facility Agreements. None of BMO Facility Agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Lender.

4.	Conditions Precedent. The closing and effectiveness of this Amendment is subject to the following conditions precedent:

4.1.	Amendment. Lender shall have executed this Agreement and Borrowers shall have delivered, or cause to have been delivered, electronically to Lender a fully executed PDF copy of this Amendment and the Ratification attached hereto.

4.2.	Disbursement Authorization. Borrowers shall have executed and delivered electronically to Lender a fully executed PDF copy of a Disbursement Authorization.

4.3.	Incumbency Certificates. Lender shall have received a certificate of an officer or manager of each Borrower certifying to the incumbency of the Person executing this Amendment on behalf of each such Borrower.

4.4.	HSBC. HSBC will have executed and delivered to Borrowers and Lender its consent to the BMO Facility satisfactory in form and substance to Lender and its counsel.

4.5.	Intercreditor Agreement. BMO, HSBC, Lender, Borrowers and Guarantors shall have entered into an Amended and Restated Intercreditor Agreement satisfactory in form and substance to Lender and its counsel.

4.6.	Representations and Warranties. The representations and warranties of Borrowers herein will be true.

4.7.	Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment all the related documentation shall be satisfactory in form and substance to Lender and its counsel.

5.	General.

5.1.	This Amendment is an “Other Document” as defined in the Credit Agreement.

5.2.	Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Advances.

5.3.	All representations and warranties made by Borrowers herein will survive the execution and delivery of this Amendment.

5.4.	This Amendment will be binding upon and inure to the benefit of Borrowers and Lender and their respective successors and assigns. No'

5.5.	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

5.6.	A copy of this Amendment may be attached to the Notes as an allonge.

5.7.	This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

5.8.	Each Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

5.9.	Notwithstanding any other provision herein or in the other Loan Documents, each Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at Lender's option, be in the form of an electronic record. Any Communication may, at Lender's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. Borrowers and Lender acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time. Without limiting the generality of the foregoing, any signature delivered by a party hereto by facsimile transmission or other electronic means shall be deemed to be an original signature hereto.

5.10.	This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Any signature delivered by a party by facsimile transmission or other electronic means shall be deemed to be an original signature hereto.

5.11.	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

5.12.	THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT.

5.13.	EACH BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH BORROWER MAY HAVE TO CLAIM OR RECOVER FROM LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Signature Pages

Signature Page to Amendment No. 3 to Loan Documents (QGI)

Quality Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

MTM, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Vice President

Gold Limited Liability Company

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

LogoArt LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

Signature Page to Amendment No. 3 to Loan Documents (QGI)

PNC Bank, National Association

By:	/s/ Derek Jones
Derek Jones
Vice President

Ratification of Guaranty

Each of the undersigned guarantors (jointly and severally if more than one, the “Guarantor”) consents to the provisions of the foregoing Amendment No. 3 to Loan Documents (the “Amendment”) and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor's obligations under its Guaranty in favor of PNC Bank, National Association dated as of December 20, 2018 (collectively if more than one, the “Guaranty”) shall be unimpaired by the Amendment; (b) the Guarantor has no claims, defenses, set offs, counterclaims, discounts or charges of any kind against Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty and all claims, defenses, set offs, counterclaims, discounts or charges. if any, are hereby released; and (c) all of the terms. conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct. Capitalized terms used herein and not defined have the meanings set forth in the Amendment. The Guarantor hereby confirms that all Collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable) to Lender, shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor's existing and future Obligations to Lender, as modified by the Amendment.

Gold/Gold/Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

QCM, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

QC Refining, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Treasurer

J&M Group Holdings Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
President/Secretary

J&M Group Holdings Italy, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Secretary

Exhibit A

LIBOR REPLACEMENT RIDER

This LIBOR Replacement Rider provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. Lender does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate therefor. To the extent that any term or provision of this LIBOR Replacement Rider is or may be inconsistent with any term or provision in the remainder of any Loan Document, the terms and provisions of this LIBOR Replacement Rider shall control.

(a)                Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then, (x) if the Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Borrowers without any amendment hereto or to any other Loan Document, or further action or consent of Borrowers.

(b)                Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Borrowers.

(c)                Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrowers of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Lender pursuant to this Rider, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Borrowers.

(d)                Benchmark Unavailability Period. Upon Borrowers' receipt of notice of the commencement of a Benchmark Unavailability Period, amounts outstanding hereunder automatically will bear interest at the Fallback Rate. During any Benchmark Unavailability Period, the component of the Fallback Rate based upon the then-current Benchmark, if any, will not be used in any determination of the Fallback Rate.

(e)                Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (ii) loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, (A) this paragraph (e) shall not be effective unless Lender has delivered to Borrowers a Term SOFR Notice and (B) this paragraph (e) shall not be effective with respect to the Facility if (I) Borrowers have outstanding an interest rate swap with Lender to hedge, in whole or part, the floating rate risk under the Facility on the Secondary Term SOFR Conversion Date, and (II) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR.

(f)                 Certain Defined Terms. As used in this Rider:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, one month.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (a) of this Rider.

“Benchmark Replacement” means for the Available Tenor the first alternative set forth in the order below that can be determined by Lender on the applicable Benchmark Replacement Date; provided, however, if (i) Borrowers have outstanding an interest rate swap with Lender on the Benchmark Replacement Date to hedge, in whole or part, the floating rate risk under the Facility, and (ii) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR, then the Benchmark Replacement alternative set forth in clause (1) below shall not apply to the Facility and the alternative set forth below in clause (2) shall be the first alternative:

(1)	the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)	the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)	the sum of: (a) the alternate benchmark rate that has been selected by Lender as the replacement for the then-current Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Lender in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition, all in accordance with paragraph (e) (Secondary Term SOFR Conversion) above. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes hereof and of the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement:

(1)	for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Lender:

(a)	the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the time such Benchmark Replacement is first set for such Available Tenor that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b)	the spread adjustment (which may be a positive or negative value or zero) as of the time such Benchmark Replacement is first set for such Available Tenor that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark; and

(2)	for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Lender in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of the Facility and the Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Lender, which date shall promptly follow the date of the public statement or publication of information referenced therein;

(3)	in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to Borrowers pursuant to this Rider, which date shall be at least 30 days from the date of the Term SOFR Notice; or

(4)	in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to Borrowers.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	a public statement or publication of information by a Governmental Authority having jurisdiction over Lender, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over Lender announcing that the Available Tenor of such Benchmark (or such component thereof) is no longer representative.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider, and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by Lender in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Lender decides that any such convention is not administratively feasible for Lender, then Lender may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)	a determination by Lender that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and

(2)	the election by Lender to trigger a fallback from USD LIBOR and the provision by Lender of written notice of such election to Borrowers.

“Fallback Rate” means the alternative rate of interest that would have been applicable under the terms of the Facility (absent this Rider) if Lender had given notice that USD LIBOR had become unavailable or, if no such alternative rate is specified, the Base Rate.

“Floor” means the minimum rate of interest, if any, provided under the terms of the Facility with respect to USD LIBOR or, if no minimum rate of interest is specified, zero.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator's Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Available Tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by Lender to Borrowers of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by Lender that (1) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for the Available Tenor, (2) the administration of Term SOFR is administratively feasible for Lender and (3) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with this Rider that is not Term SOFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means, for purposes of this Rider only, any interest rate that is based on the London interbank offered rate for U.S. dollars.

Exhibit B

LIBOR REPLACEMENT ADDENDUM

This LIBOR Replacement Addendum provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. Lender does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate therefor. To the extent that any term or provision of this LIBOR Replacement Addendum is or may be inconsistent with any term or provision in the remainder of this Working Cash Rider or any other Loan Document, the terms and provisions of this LIBOR Replacement Addendum shall control.

(a)                Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then, (x) if the Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Borrowers without any amendment hereto or to any other Loan Document, or further action or consent of Borrowers.

(b)                Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Borrowers.

(c)                Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrowers of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Lender pursuant to this Rider, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Borrowers.

(d)                Benchmark Unavailability Period. Upon Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, amounts outstanding hereunder automatically will bear interest at the Fallback Rate. During any Benchmark Unavailability Period, the component of the Fallback Rate based upon the then-current Benchmark, if any, will not be used in any determination of the Fallback Rate.

(e)                Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (ii) loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, (A) this paragraph (e) shall not be effective unless Lender has delivered to Borrowers a Term SOFR Notice and (B) this paragraph (e) shall not be effective with respect to the Facility if (I) Borrowers have outstanding an interest rate swap with Lender to hedge, in whole or part, the floating rate risk under the Facility on the Secondary Term SOFR Conversion Date, and (II) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR.

(f)                 Certain Defined Terms. As used in this Rider:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, one month.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (a) of this Rider.

“Benchmark Replacement” means for the Available Tenor the first alternative set forth in the order below that can be determined by Lender on the applicable Benchmark Replacement Date; provided, however, if (i) Borrowers have outstanding an interest rate swap with Lender on the Benchmark Replacement Date to hedge, in whole or part, the floating rate risk under the Facility, and (ii) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR, then the Benchmark Replacement alternative set forth in clause (1) below shall not apply to the Facility and the alternative set forth below in clause (2) shall be the first alternative:

(1)	the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)	the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)	the sum of: (a) the alternate benchmark rate that has been selected by Lender as the replacement for the then-current Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Lender in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition, all in accordance with paragraph (e) (Secondary Term SOFR Conversion) above. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes hereof and of the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement:

(1)	for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Lender:

(a)	the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the time such Benchmark Replacement is first set for such Available Tenor that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b)	the spread adjustment (which may be a positive or negative value or zero) as of the time such Benchmark Replacement is first set for such Available Tenor that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark; and

(2)	for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Lender in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of the Facility and the Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Lender, which date shall promptly follow the date of the public statement or publication of information referenced therein;

(3)	in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to Borrowers pursuant to this Rider, which date shall be at least 30 days from the date of the Term SOFR Notice; or

(4)	in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to Borrowers.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	a public statement or publication of information by a Governmental Authority having jurisdiction over Lender, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over Lender announcing that the Available Tenor of such Benchmark (or such component thereof) is no longer representative.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider, and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by Lender in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Lender decides that any such convention is not administratively feasible for Lender, then Lender may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)	a determination by Lender that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and

(2)	the election by Lender to trigger a fallback from USD LIBOR and the provision by Lender of written notice of such election to Borrowers.

“Fallback Rate” means the alternative rate of interest that would have been applicable under the terms of the Facility (absent this Rider) if Lender had given notice that USD LIBOR had become unavailable or, if no such alternative rate is specified, the Base Rate.

“Floor” means the minimum rate of interest, if any, provided under the terms of the Facility with respect to USD LIBOR or, if no minimum rate of interest is specified, zero.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Available Tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by Lender to Borrowers of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by Lender that (1) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for the Available Tenor, (2) the administration of Term SOFR is administratively feasible for Lender and (3) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with this Rider that is not Term SOFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means, for purposes of this Rider only, any interest rate that is based on the London interbank offered rate for U.S. dollars.

LBR 15 (Bilat STD 2020-11 – HW)

Streamlined